UNITED STATES              ----------------------------
             SECURITIES AND EXCHANGE COMMISSION   |        OMB APPROVAL        |
                  Washington, DC 20549            |----------------------------|
                                                  |OMB Number:    3235-0059    |
                                                  |Expires:    January 21, 2008|
                                                  |Estimated average burden    |
                                                  |hours per response.....14.00|
                                                   ----------------------------

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                               BARON SELECT FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913 (04-05)

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                                                          SEPTEMBER   2006


                                 PROXY STATEMENT




                            [registered castle logo]

                                  B   A   R   O  N
                                  S  E  L  E  C  T
                                  F  U  N  D  S(r)





                                    > BARON PARTNERS FUND

Enclosed is a Proxy Statement and Proxy Voting Card for shareholders of the Baron Partners Fund series. We are asking you to vote on the following item:

ELECT TRUSTEES. All current trustees are standing for election. In addition there are two new independent trustee nominees.

Please read the enclosed Proxy Statement carefully and please cast your votes, either electronically, by telephone, or by marking the proxy card and mailing it to us. Every vote is important to us.

Thank you.

                               BARON PARTNERS FUND

                            -------------------------

                    Notice of Special Meeting of Shareholders

                            -------------------------


To Our Shareholders:

     Please take notice that a Special Meeting of Shareholders (the "Meeting") of Baron Partners Fund (the "Fund") which is the series of Baron Select Funds, a Delaware statutory trust (the "Trust"), will be held on December 5, 2006 at 11:00 a.m. eastern time. Please call 1-800-992-2766 should you require additional information regarding the Meeting.

     The shareholders of the Fund will be asked to consider and vote together as a single class on the following proposal, which is described in the accompanying proxy statement:

     (1)  Election of nine members of the Board of Trustees of the Trust.

     The shareholders of the Fund will be asked to consider and vote separately on the following proposal, which is described in the accompanying proxy statement:

     (2) To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournment thereof.

     Only holders of record of shares of common stock of the Fund at the close of business on October 6, 2006, are entitled to vote at the Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business, or if the vote required to approve a proposal is not obtained at the Meeting, the persons named on the proxy card as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

                         By order of the Board of Trustees,



                         /s/ Linda S. Martinson
                         ----------------------
                             Linda S. Martinson
                             SECRETARY


September 22, 2006

IMPORTANT

Your vote is important and, as a shareholder, you are asked to be at the Meeting either in person or by proxy. If you are unable to attend the meeting in person we urge you to vote by proxy since you can always revoke your proxy at the meeting. You can do this by:

     1. Completing, signing, dating and promptly returning the enclosed proxy card using the enclosed postage prepaid envelope;

     2.   Calling the toll-free number on your proxy card; or

     3.   Voting at the Internet web site on your proxy card.

     YOUR PROMPT VOTING BY PROXY MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. VOTING BY PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE TRUST IN WRITING (BY SUBSEQUENT PROXY OR THROUGH THE WEB SITE) OR BY TELEPHONE OF SUCH REVOCATION AT ANY TIME BEFORE THE MEETING.

                               BARON PARTNERS FUND

                          767 Fifth Avenue, 49th Floor
                               New York, NY 10153
                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Baron Select Funds (the "Trust"), on behalf of its series, Baron Partners Fund (the "Fund"). This proxy statement is for use at a Special Meeting of Shareholders (the "Meeting"), to be held on December 5, 2006 at 11:00 a.m., eastern time, and at any and all adjournments thereof. Please call 1-800- 992-2766 should you require additional information regarding the Meeting.

     This Proxy Statement, the Notice of Special Meeting, and the proxy cards are first being mailed to shareholders on or about October 16, 2006, or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it in person at the Meeting, by mail (addressed to the Secretary at the principal office of the Fund, 767 Fifth Avenue, 49th floor, New York, NY 10153), by visiting the Internet website on your proxy card, calling the toll-free number on your proxy card, by executing a superseding proxy, or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the Proxy Statement.

     A majority of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposal. For purposes of determining the presence of a quorum for the Meeting, abstentions will be treated as shares that are present but which have not been voted. Brokers and other nominees may not be eligible to vote on certain matters with respect to shares that are not beneficially owned by them and as to which they have not received voting instructions; and accordingly these "broker non-votes" will be disregarded for quorum and voting purposes on such matters. SHAREHOLDERS ARE URGED TO FORWARD THEIR VOTING INSTRUCTIONS PROMPTLY.

     The Annual Financial Report for the Fund for the year ended December 31, 2005, was mailed to shareholders the last week in March of 2005. The unaudited Semi-Annual Financial Report for the Fund was mailed to shareholders in August of 2006. Both of these reports are available on the website of the Securities and Exchange Commission, www.sec.gov, under the name Baron Select Funds. In addition, copies of these reports are also available free of charge by calling 1-800-992-2766.

PROPOSAL

     SUMMARY

     The following proposal is being submitted by the Board of Trustees for action at the Meeting.

     PROPOSAL

     Elect nine Board members for the Baron Partners Fund series


     Trustees will be elected by plurality vote, with the nominees receiving the most votes being elected.

     Holders of record of the shares of the Fund at the close of business on October 6, 2006, (the "Record Date") will be entitled to one vote per share for the Fund on all business relevant to that Fund to be conducted at the Meeting.

     The proposal being submitted by the Board of Trustees asks shareholders of the Fund to elect nine Board members to the Board of Trustees. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. Except for Mr. Yemenidjian, all nominees named below are current Trustees and have served in that capacity for th number of years indicated below. Six of the trustees listed below are independent, and, if elected, Mr. Yemenidjian would also be an independent trustee. Two trustees are "interested". Each of the current Trustees oversees the Fund. Charles N. Mathewson, an Independent Trustee, serves as the chariman of the Board.

     The Board of Trustees held four regular quarterly meeting during the fiscal year that ended December 31, 2005. In addition it held one special meeting.

     The Board of Trustees has established four committees: Audit, Executive, Nominating and Independent. There are two members of the Audit Committee, Norman
S. Edelcup, and Raymond Noveck, both Independent Trustees. The Board has determined that they have at least one independent Audit Committee financial expert. The Audit Committee recommends to the full Board the engagement or discharge of the Fund's independent accountants; directs investigations into matters within the scope of the independent accountants' duties; reviews with the independent accountants the results of the audits; and reviews the independence of the independent accountants. For the fiscal year ended December 31, 2005, each member of the Audit Committee received an aggregate of $1,300 in annual compensation for serving on the Audit Committee. The Audit Committee met twice during the fiscal year ended December 31, 2005.

     There are two members of the Executive Committee, Ronald Baron and Linda S. Martinson, both Interested Trustees and who serve on the committee without compensation. The Executive Committee is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session. There were no meetings of the Executive Committee during the fiscal year ended December 31, 2005.

     There are six members of the Nominating Committee, Norman S. Edelcup, David
I. Fuente, Charles N. Mathewson, Harold W. Milner, Raymond Noveck and David A. Silverman, all of whom are Independent Trustees and who serve without compensation. The Nominating Committee does not have a formal charter. There were no meetings of the Nominating Committee during the fiscal year ended December 31, 2005.

     The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholder meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. It does not consider trustee candidates recommended by security holders because the Board believes that the Committee itself can more efficiently find qualified candidates for consideration. The Committee gathers a list of prospective candidates. The Committee generally requires that any candidate be a highly experienced, knowledgeable individual with experience either in the industry or as directors or senior executives of public companies. The Committee does consider candidates recommended by current Trustees, including the Interested Trustees. The Committee meets privately with all candidates, questions references, and gathers background information some of which may be from independent sources. The Committee then meets to consider the potential nominees and votes to make a nomination.

     There are six members of the Independent Committee, all of whom serve on the Committee without compensation. The members of the Independent Committee are Norman S. Edelcup, David I. Fuente, Charles N. Mathewson, Harold W. Milner, Raymond Noveck and David A. Silverman, all of whom are Independent Trustees. The Committee discusses various Fund matters, including the advisory contract and distribution plan. This Committee met twice during the fiscal year ended December 31, 2005.

     Fund shareholders who wish to send communications to the Board may do so by sending e-mail to trustees@BaronFunds.com, which e-mail will be promptly forwarded to each Board member. However, the Secretary reserves the right not to forward to the Trustees any abusive, threatening or otherwise inappropriate materials.

NOMINEES FOR BOARDS OF TRUSTEES

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN     OTHER
                                                                                                 FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS &              POSITION(S)          LENGTH OF      PRINIPAL OCCUPATION(S)          OVERSEEN BY       HELD BY TRUSTEE
DATE OF BIRTH                WITH THE FUNDS       TIME SERVED    DURING THE PAST FIVE YEARS      TRUSTEE           OR NOMINEE
-------------                --------------       -----------    --------------------------      ------------      ---------------
INTERESTED TRUSTEES*:

Ronald Baron                 President, Chief     The term of    Chairman, Chief Executive          All (7)        None outside the
767 Fifth Avenue, 49th fl    Executive Officer,   service is     Officer, and Director, Baron                      Baron Funds
New York, NY 10153           Chief Investment     until          Capital, Inc. (1982-Present);                     Complex.
Age: 63                      Officer, Portfolio   cessation;     Baron Capital Management, Inc.
                             Manager and Trustee  the length of  (1983-Present); Baron Capital
                                                  of time        Group, Inc. (1084-Present);
                                                  served as      BAMCO, Inc. (1987-Present);
                                                  Trustee is     Portfolio Manager, Baron Asset
                                                  3 years.       Fund (1987-Present); Portfolio
                                                                 Manager, Baron Growth Fund
                                                                 (1995-Present); President (2004
                                                                 -Present), Chairman (1999-2004),
                                                                 Chief Investment Officer and
                                                                 Trustee (1987-Present), Baron
                                                                 Investment Funds Trust;
                                                                 President (2004-Present),
                                                                 Chairman (1997-2004), Chief
                                                                 Investment Officer and Trustee
                                                                 (1997-Present), Baron Capital
                                                                 Funds Trust; President (2004-
                                                                 Present), Chairman (2003-2004),
                                                                 Chief Investment Officer and
                                                                 Trustee (2003-Present), Baron
                                                                 Select Funds.


-----------
*  Trustees deemed to be "interested persons" of the Funds as the term is defined in the Investment Company Act of 1940 by reason of their employment with the Funds' Adviser and Distributor.

                                      -6-


                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN     OTHER
                                                                                                 FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS &              POSITION(S)          LENGTH OF      PRINIPAL OCCUPATION(S)          OVERSEEN BY       HELD BY TRUSTEE
DATE OF BIRTH                WITH THE FUNDS       TIME SERVED    DURING THE PAST FIVE YEARS      TRUSTEE           OR NOMINEE
-------------                --------------       -----------    --------------------------      ------------      ----------------
INTERESTED TRUSTEES*:

Linda S. Martinson           Chief Operating      The term of    Chief Operating Officer            All (7)        None outside the
767 Fifth Avenue, 49th Fl    Officer, Vice        service is     (05/06-Present), General                          Baron Funds
New York, NY 10153           President, Counsel   until          Counsel, Vice President and                       Complex.
Age: 51                      Secretary, General   cessation;     Secretary, Baron Capital, Inc.
                             Counsel and Trustee  the length of  (1983-Present), BAMCO, Inc.
                                                  time served    (1987-Present), Baron Capital
                                                  as Trustee     Group, Inc. (1984-Present),
                                                  is 3 years.    Baron Capital Management, Inc.
                                                                 (1983-Present); Vice President,
                                                                 Secretary, General Counsel and
                                                                 Trustee, Baron Investment Funds
                                                                 Trust (1987-Present); Vice
                                                                 President, Secretary, General
                                                                 Counsel and Trustee, Baron
                                                                 Capital Funds Trust (1997-
                                                                 Present); Vice President,
                                                                 General Counsel, Secretary and
                                                                 Trustee, Baron Select Funds
                                                                 (2003-Present).


DISINTERESTED TRUSTEES:

Norman S. Edelcup            Trustee              The term of    Mayor (2003-Present),              All (7)        Director (1975-
City of Sunny Isles Beach                         service is     Commissioner (2001-2003),                         Present), Valhi,
18070 Collins Avenue                              until          Sunny Isles Beach, Florida;                       Inc.
Sunny Isles Beach, FL 33160                       cessation;     Senior Vice President (2001-
Age: 71                                           the length of  2004) and Director (2001-
                                                  time served    2006), Florida Savings Bank;
                                                  as Trustee     Senior Vice President (1999-
                                                  is 3 years.    2000), Item Processing of
                                                                 America (a subsidiary of The
                                                                 Intercept Group); Chairman
                                                                 (1989-1999), Item Processing
                                                                 of America (a financial
                                                                 institution service bureau);
                                                                 Director (1975-Present),
                                                                 Valhi, Inc. (diversified
                                                                 company); Director (1985-1998),
                                                                 Artistic Greetings, Inc.;
                                                                 Trustee (1987-Present), Baron
                                                                 Investment Funds Trust; Trustee
                                                                 (1997-Present), Baron Capital
                                                                 Funds Trust; Trustee (2003-
                                                                 Present), Baron Select Funds.

                                      -7-

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN     OTHER
                                                                                                 FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS &              POSITION(S)          LENGTH OF      PRINIPAL OCCUPATION(S)          OVERSEEN BY       HELD BY TRUSTEE
DATE OF BIRTH                WITH THE FUNDS       TIME SERVED    DURING THE PAST FIVE YEARS      TRUSTEE           OR NOMINEE
-------------                --------------       -----------    --------------------------      ------------      ----------------
DISINTERESTED TRUSTEES:

David I. Fuente              Trustee              The term of    Director, (1987-Present),          All (7)        Director, (1987-
701 Tern Point Circle                             service is     Chairman (1987-2002), and                         Present), Office
Boca Raton, FL 33431                              until          Chief Executive Officer (1987-                    Depot; Director
Age: 60                                           cessation;     2000), Office Depot; Director                     (1998-Present),
                                                  the length of  (1998-Present), Ryder Systems,                    Ryder Systems,
                                                  time served    Inc.; Director (1993-Present),                    Inc.; Director
                                                  as Trustee     Dick's Sporting Goods, Inc.;                      (1993-Present),
                                                  is one year    Trustee (2004-Present), Baron                     Dick's Sporting
                                                  (Elected       Investment Funds Trust, Baron                     Goods, Inc.
                                                  10/04)         Capital Funds Trust, and Baron
                                                                 Select Funds.

Charles N. Mathewson         Chairman             The term of    Chairman Emeritus (October         All (7)        None outside the
9295 Prototype Road                               service is     2003-Present), Chairman (1986-                    Baron Funds
Reno, NV 89521                                    until          2003), International Game                         Complex.
Age: 78                                           cessation;     Technology, Inc. (manufacturer
                                                  the length of  of microprocessor-controlled
                                                  time served    gaming machines and monitoring
                                                  as Chairman    systems); Chairman (1994-2002),
                                                  is since 08/04 American Gaming Association;
                                                  and as Trustee Chairman (2004-Present), Trustee
                                                  is 3 years.    (1987-Present), Baron Investment
                                                                 Funds Trust; Chairman (2004-
                                                                 Present) Trustee (1997-Present),
                                                                 Baron Capital Funds Trust;
                                                                 Chairman (2004-Present) and
                                                                 Trustee (2003-Present), Baron
                                                                 Select Funds.

Harold W. Milner             Trustee              The term of    Retired; President and Chief       All (7)        None outside the
2293 Morningstar Drive                            service is     Executive Officer (1985-1997)                     Baron Funds
Park City, UT 84060                               until          Kahler Realty Corporation                         Complex.
Age: 71                                           cessation;     (hotel ownership and management);
                                                  the length of  Trustee (1987-Present), Baron
                                                  time served    Investment Funds Trust; Trustee
                                                  as Trustee     (1997-Present), Baron Capital
                                                  is 3 years.    Funds Trust; Trustee (2003-
                                                                 Present), Baron Select Funds.

                                      -8-

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN     OTHER
                                                                                                 FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS &              POSITION(S)          LENGTH OF      PRINIPAL OCCUPATION(S)          OVERSEEN BY       HELD BY TRUSTEE
DATE OF BIRTH                WITH THE FUNDS       TIME SERVED    DURING THE PAST FIVE YEARS      TRUSTEE           OR NOMINEE
-------------                --------------       -----------    --------------------------      ------------      ----------------
DISINTERESTED TRUSTEES:

Raymond Noveck               Trustee              The term of    Private Investor (1999-Present);   All (7)        None outside the
31 Karen Road                                     service is     President (1997-1998), The                        Baron Funds
Waban, MA 02168                                   until          Medical Information Line.                         Complex.
Age: 63                                           cessation;     (health care information);
                                                  the length of  President (1990-1997), Strategic
                                                  time served    Systems, Inc. (health care
                                                  as Trustee     information); Director (1987-
                                                  is 3 years.    1997), Horizon/CMS Healthcare
                                                                 Corporation (1987-1997); Trustee
                                                                 (1987-Present), Baron Investment
                                                                 Funds Trust; Trustee (1997-
                                                                 Present), Baron Capital Funds
                                                                 Trust; Trustee (2003-Present),
                                                                 Baron Select Funds.

David A. Silverman, MD       Trustee              The term of    Physician and Faculty (1976-       All (7)        None outside the
146 Central Park West                             service is     Present), New York University                     Baron Funds
New York, NY 10024                                until          School of Medicine; Trustee                       Complex.
Age: 56                                           cessation;     (1987-Present) Baron Investment
                                                  the length of  Funds Trust; Trustee (1997-Present)
                                                  time served    Capital Funds Trust; Trustee (2003-
                                                  as Trustee     Baron Select Funds.
                                                  is 3 years.

Alex Yemenidjian              Nominee             The term of    Trustee (2006-Present), Baron         5            Director (2005-
1925 Century Park East                            service is     Investment Funds Trust; Chairman                   Present),
Suite 1975                                        until          and Chief Executive Officer (2005-                 Guess?, Inc.;
Los Angeles, CA 90067                             cessation.     Present), Armenco Holdings, LLC                    Director (2005-
Age: 50                                                          (investment company); Director                     Present), Regal
                                                                 (2005-Present) Guess?, Inc.                        Entertainment
                                                                 (retail); Director (2005-Present)                  Group; Director
                                                                 Regal Entertainment Group                          (1989-Present)
                                                                 entertainment company); Director                   The Lincy
                                                                 (1989-Present), The Lincy                          Foundation;
                                                                 Foundation; Director (1989-Present)                Director (1989-
                                                                 The United Armenian Fund; Director                 Present), The
                                                                 (2005-Present) USC Marshall School                 United Armenian
                                                                 of Business Board of Leaders; Co-                  Fund; Director
                                                                 chair of Imagine the Arts                          (2005-Present),
                                                                 Champaign (2005-Present) California                USC Marshall
                                                                 State University-Northridge;                       School of
                                                                 Chairman and Chief Executive Officer               Business Board
                                                                 (1999-2005), Metro-Goldwyn-Mayer, Inc.;            of Leaders; Co-
                                                                 Director and member of Executive                   chair of
                                                                 Committee (1989-2005), MGM MIRAGE,                 Imagine the
                                                                 Inc.; President and Chief Operating                Arts Campaign
                                                                 Officer (1989-1999), MGM Grandm Inc.               (2005-Present)
                                                                 (now MGM MIRAGE, Inc.); Managing                   California
                                                                 Partner (1984-1989), Parks, Palmer,                State
                                                                 Turner & Yemenidjian (certified                    University-
                                                                 public accounting firm).                           Northridge.

                                      -9-

                                                                                                               OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF    PRINIPAL OCCUPATION(S)                       TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED  DURING THE PAST FIVE YEARS                   HELD BY THE TRUSTEE
-------------                --------------         -----------  --------------------------                   ---------------------

ADDITIONAL OFFICERS
OF THE FUNDS:

Clifford Greenberg           Senior Vice President  3 years      Director (2000-Present), Baron Capital, Inc.  None.
767 Fifth Avenue, 49th Fl                                        and Baron Capital Group, Inc.; Director (2003
New York, NY 10153                                               -Present), BAMCO, Inc. and Baron Capital
DOB: April 30, 1959                                              Management, Inc.; Senior Vice President (2003
                                                                 -Present), Baron Capital, Inc., Baron Capital
                                                                 Group, Inc. and BAMCO, Inc.; Portfolio Manager
                                                                 (1997-Present), Baron Small Cap Fund; Vice
                                                                 President (1997-2003), Baron Capital, Inc.,
                                                                 Baron Capital Group, Inc., and BAMCO, Inc.;
                                                                 General Partner (1984-1996) HPB Associates, LP
                                                                 (investment partnership).

Gretta Heaney                Chief Compliance       2 years      Vice President, Assistant General Counsel,    None.
767 Fifth Avenue, 49th Fl    Officer                             Chief Compliance Officer: Baron Capital,
New York, NY 10153                                               Inc. (2002-Present), Baron Capital
                                                                 Management, Inc., BAMCO, Inc. (2004-
                                                                 Present); Chief Compliance Officer: Baron
                                                                 Investment Funds Trust, Baron Capital
                                                                 Funds Trust, Baron Select Funds (2004-
                                                                 Present); Chief Compliance Offcer: Baron
                                                                 Managed Funds plc (2005-Present); Vice
                                                                 President, Goldman Sachs (2000-2002);
                                                                 Vice President, Associate Counsel, Hoenig
                                                                 & Co, Inc. (1995-2000).

Andrew Peck                  Vice President and     3 years      Vice President and Co-Portfolio Manager,      None.
767 Fifth Avenue             Co-Portfolio Manager                Baron Asset Fund (2003-Present), Analyst
New York, NY 10153                                               (1998-Present), Baron Capital, Inc.
DOB: March 25, 1969

Susan Robbins                Vice President         3 years      Senior Analyst, Vice President and            None.
767 Fifth Avenue                                                 Director (1982-Present), Baron Capital,
New York, NY 10153                                               Inc.; Senior Analyst, Vice President and
DOB: October 19, 1954                                            Director (1984-Present), Baron Capital
                                                                 Management, Inc.

Peggy C. Wong                Treasurer and Chief    3 years      Treasurer and Chief Financial Officer,        None.
767 Fifth Avenue             Financial Officer                   (1987-Present) Baron Capital, Inc.,
New York, NY 10153                                               Baron Capital Group, Inc., BAMCO, Inc.,
DOB: April 30, 1961                                              and Baron Capital Management, Inc.

The following table shows the dollar range of shares beneficially owned by each Trustee as of June 30, 2006:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE DOLLAR
                                                                      RANGE OF EQUITY
                                                                      SECURITIES IN ALL
                                                                      REGISTERED INVESTMENT
                                                                      COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY                  TRUSTEE IN FAMILY OF
NAME OF TRUSTEE               SECURITIES IN THE FUNDS                 INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED:

Ronald Baron^                        >$100,000                              >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Linda S. Martinson                $50,000-$100,000                          >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED:

Norman Edelcup                    $50,000-$100,000                          >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
David Fuente                            $0                                      $0
-----------------------------------------------------------------------------------------------------------------------------------
Charles Mathewson                    >$100,000                              >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Harold Milner                     $50,000-$100,000                          >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Raymond Noveck                          $0                                  >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
David Silverman, MD                     $0                                $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------------------

     ^ Ronald Baron, the chairman and chief executive officer of BAMCO, Inc., the Adviser to the Funds, owns beneficially in excess of $90 million of registered investment companies managed by BAMCO.

The officers of the Trust received no compensation from the Trust for the fiscal year ended December 31, 2005. The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended December 31, 2005:

=======================================================================================================================
                                                  PENSION OR                                         TOTAL COMPENSATION
                            AGGREGATE             RETIREMENT BENEFITS       ESTIMATED ANNUAL         FROM FUND AND
                            COMPENSATION          ACCRUED AS PART OF        BENEFITS UPON            FUND COMPLEX PAID
NAME                        FROM THE FUNDS        FUNDS EXPENSES            RETIREMENT               TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
INTERESTED:

Ronald Baron                    $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Linda S. Martinson              $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Morty Schaja*                   $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED:

Steve Dodge**                $ 8,125                   N/A                     N/A                   $31,250
-----------------------------------------------------------------------------------------------------------------------
Norman Edelcup               $13,000                   N/A                     N/A                   $50,000
-----------------------------------------------------------------------------------------------------------------------
David Fuente                 $ 9,425                   N/A                     N/A                   $36,250
-----------------------------------------------------------------------------------------------------------------------
Charles Mathewson            $13,000                   N/A                     N/A                   $50,000
-----------------------------------------------------------------------------------------------------------------------
Harold Milner                $10,725                   N/A                     N/A                   $41,250
-----------------------------------------------------------------------------------------------------------------------
Raymond Noveck               $13,000                   N/A                     N/A                   $50,000
-----------------------------------------------------------------------------------------------------------------------
David Silverman              $11,700                   N/A                     N/A                   $45,000
-----------------------------------------------------------------------------------------------------------------------

     *As of March 3, 2006, Morty Schaja was no longer a Trustee.
     **As of March 3, 2006, Steve Dodge was no longer a Trustee.


     The proposal being submitted by the Board of Trustees asks shareholders of the Fund to elect nine Board members to the Board of Trustees.

BOARD OF TRUSTEES RECOMMENDATION

     The Board of Trustees of the Trust recommends that each nominee listed above be elected to serve as a trustee until he or she ceases to be a trustee (including upon election of a successor at a meeting of shareholders).

REQUIRED VOTE

     Election of individual Trustees requires an affirmative vote of a plurality of all shares voting if a quorum is present. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF EACH NOMINEE.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of PricewaterhouseCoopers LLP ("PwC") has been selected as the Trust's independent registered public accounting firm. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

ACCOUNTING FEES AND SERVICES FOR THE TRUST

     The information under each of the subheadings below show the aggregate fees that PwC billed to the Trust and the Adviser for its professional services rendered for the Fund's most recently completed fiscal years.

     AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Fund's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings for those fiscal years are set forth below:

         For the fiscal year ended December 31, 2005: $24,593
         For the fiscal year ended December 31, 2004: $21,745

     AUDIT-RELATED FEES. Audit-related fees include fees for assurance and related services performed by the principal accountant that are reasonably related to the performance of the audit or review of the Funds' financial statements and are not reported as Audit Fees. These services include due diligence related to fund reorganizations, accounting consultations, audits in connection with reorganizations, accounting consultations, audits in connection with reorganizations, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. There were no audit-related fees billed for the Fund's two most recently completed fiscal years.

     TAX FEES. Tax fees include fees for tax compliance, tax advice and tax planning, which typically include the preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to reorganizations and requests for rulings or technical advice tax authorities. The aggregate tax fees billed by PwC for each of the last two fiscal years for services rendered for tax compliance, tax advice and tax planning are set forth below:

         For the fiscal year ended December 31, 2005: $5,400
  For the fiscal year ended December 31, 2004: $20,800

     ALL OTHER FEES. There were no other fees billed for the Fund's two most recently completed fiscal years for products and services provided by PwC, other than the services reported under the Audit Fees, Audit- Related Fees, or Tax Fees captions above.

     AGGREGATE NON-AUDIT FEES. No non-audit fees were billed by PwC for services rendered to the Funds for each of the last two fiscal years. Additionally, No non-audit fees were billed by PwC for services rendered to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for the last two fiscal years.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Charter of the Audit Committee of the Board requires that the Committee approve (1) all audit and permissible non-audit services to be provided to the Fund and (b) all permissable non-audit services to be provided by the Fund's independent auditors to the Fund's investment adviser or administrator or any entity controlling, controlled by, or under common control with the Funds' investment adviser or administrator that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee has the duty to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence and to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit services.

     There were no services described above (including services required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

ADDITIONAL INFORMATION

     The name and address of the Investment Adviser is BAMCO, Inc., 767 Fifth Avenue, 49th Floor, New York, New York, 10153. The cost of preparing, printing and mailing the proxy, notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or other means, will be paid by the Funds.

     The name and address of the principal underwriter and distributor is Baron Capital, Inc., 767 Fifth Avenue, 49th Floor, New York, New York, 10153.

     It is expected that the solicitation of proxies will be primarily by mail. A proxy solicitation firm may be engaged to assist in the solicitation of proxies. To the extent that votes are not received, the proxy solicitation firm may contact shareholders by telephone. Shareholders may authorize the proxy solicitation firm to execute proxies on their behalf, by telephone or through the Internet. Proxies that are obtained by telephone authorization will be recorded in accordance with procedures that are reasonably designed to ensure that the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     When soliciting telephonic proxies, the representative is required to ask for each shareholder's full name, address, social security or tax identification number, and the number of shares owned to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information is consistent, the proxy solicitor would explain the voting process and the proposals and ask for the shareholder's voting instructions. The proxy solicitor would not recommend to the shareholder how to vote, other than to read any recommendations set forth in the Proxy Statement. The proxy solicitation firm confirms the voting instructions to the shareholder promptly by letter or mailgram.

     Shareholders who want to vote by electronic proxy rather than mailing back the proxy card, may do so by accessing the Internet website indicated on the proxy card or by calling the toll-free number referenced on the proxy card. The shareholder will be prompted to provide his or her control number that appears on the proxy card. If the information is correctly entered, the shareholder will be provided with instructions, and the opportunity to enter votes. Confirmation of telephone voting instructions are done immediately over the phone, while the shareholder will be sent electronic confirmation of the voting instructions by e-mail.

     Proxies may also be voted by filling out the proxy card sent with the Proxy Statement and returning it to the Fund. For replacement proxy cards or additional information, please call the Fund at 1-800-992-2766. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. Shareholders may attend the meeting in person.

     There is only one class of shares for the Fund, and each share is entitled to one vote. There is no cumulative voting. At the close of business on October 6, 2006, the record date for determination of shareholders entitled to notice and to vote at the Meeting, the number of outstanding shares of beneficial interest for the Fund is .

     As of October 6, 2006, the record date, the following chart lists those shareholders who beneficially owned as much as 5% of the outstanding shares of capital stock of the Fund, and also shows the aggregate holdings of persons affiliated with the Fund and the Adviser:

                                BARON PARTNERS FUND
                                -------------------

NAME OF 5% OWNER                                   OWNERSHIP PERCENTAGE
----------------                                   --------------------

Clients of Charles Schwab & Co., Inc.

Clients of National Financial Services Corp.

Baron Capital Management, Inc.*

Ronald Baron
-----
* Ronald Baron owns 90.3% of Baron Capital Management, Inc. indirectly, and that ownership is included in Mr. Baron's percentage owned.

HOUSEHOLDING NOTICE

     To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent annual and semiannual reports of the Fund may be mailed to shareholders, having the same last name and address in the Fund's records. The consolidation of these mailings, householding, benefits the Fund through reduced mailing expense. You may call 1-800-992-2766 or write to the Fund at 767 Fifth Avenue, New York, NY 10153 if you need additional copies of the documents, or if you wish to receive separate annual reports or proxy statements in the future. You may also visit www.BaronFunds.com to view and/or download these documents, as well as other information about the Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any other business to be brought before the Special Meeting. Should any other matters requiring a shareholder vote arise, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES OR VOTE BY TOLL-FREE TELEPHONE CALL OR AT THE WEB-SITE. TO AVOID THE EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

SHAREHOLDER PROPOSALS

     Any shareholder proposal to be included in the proxy statement for the Fund's next meeting of shareholders must be received by the Fund within a reasonable period of time prior to that meeting. The Fund is not required to hold annual meetings of shareholders and has no current plan to hold a shareholder meeting in the next year.

                           By order of the Board of Trustees


                           /s/ Linda S. Martinson
                           ----------------------
                               Linda S. Martinson
                               SECRETARY

[registered      BARON SELECT FUNDS               ---------------------------------------------------------------------------------
castle logo]     P.O. BOX 9132                    |                     THREE EASY WAYS TO VOTE THIS FORM                         |
B A R O N        HINGHAM, MA 02043-9132           |          READ THE PROXY STATEMENT AND HAVE THIS FORM AT HAND.                 |
S E L E C T                                       |                                                                               |
F U N D S                                         | TELEPHONE: Call 1-800-690-6903 and follow the recorded instructions.          |
                                                  |  INTERNET: Go to www.proxyvote.com and follow the on-screen instructions.     |
                                                  |      MAIL: Check the appropriate box on the reverse side of this Form, sign   |
                                                  |            date below, and return in the postage-paid envelope provided.      |
                                                  |                                                                               |
                                                  |          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL THIS FORM.         |
                                                  ---------------------------------------------------------------------------------

////////////////////
/(control number)  /
///////////////////


BARON PARTNERS FUND                                             THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

The undersigned hereby appoints Ronald Baron, President and CEO and Linda Martinson, Vice President, COO, Secretary and General
Counsel, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of BARON PARTNERS FUND (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held on December 5, 2006 at 11:00 a.m. eastern time, and any adjournments thereof.  Please call 1-800-992-2766 should you require additional information regarding the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Either of the proxies present and acting at the Meeting in person or by substitute shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to any Proposal, this proxy will be voted FOR the Proposal. Please refer to the Proxy Statement for a discussion of each of the
Proposals.

                                                                         PLEASE VOTE, DATE, AND SIGN BELOW
                                                                         ---------------------------------
                                                                              AND RETURN PROMPTLY IN
                                                                              ----------------------
                                                                                ENCLOSED ENVELOPE
                                                                                -----------------

                                                                           Date ---------------------
        [SHAREHOLDER(S) NAME & ADDRESS]                                    -----------------------------------------------------
                                                                           |                                                   |
                                                                           |                                                   |
                                                                           -----------------------------------------------------
                                                                           Shareholder(s) sign here            (SIGN IN THE BOX)

                                                                           Please sign this proxy exactly as your name appears on
                                                                           the books of the Fund. Joint owners should each sign
                                                                           personally. Trustees and other fiduciaries should
                                                                           indicate the capacity in which they sign, and where more
                                                                           than one name appears, a majority must sign. If a
                                                                           corporation, the signature should be that of an
                                                                           authorized officer who should state his or her title.



PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
PLEASE DO NOT USE FINE POINT PENS.


1)   Election of nine members of the Board of Trustees          FOR    WITHHOLD   FOR ALL         To withhold authority to vote FOR
     for the Trust (Baron Partners Fund):                       ALL       ALL     EXCEPT          any nominee(s), mark "For All
                                                                                                  Except" and write the nominee's
     Nominees:                                                                                    number on the line below.
     *(01) Ronald Baron
     *(02) Linda S. Martinson                                   [ ]       [ ]       [ ]           ---------------------------------
      (03) Norman S. Edelcup
      (04) Charles N. Mathewson
      (05) Harold W. Milner
      (06) Raymond Noveck
      (07) David A. Silverman, MD
      (08) David I. Fuente
      (09) Alex Yemenidjian
     *Interested Trustee*
--------------------------------------------------------------------------------------------------------
2)   To transact such other business as may properly come before the Meeting or any adjournment thereof.   FOR   AGAINST   ABSTAIN

                                                                                                           [ ]     [ ]       [ ]

                                    PLEASE BE SURE TO DATE AND SIGN THIS PROXY ON THE REVERSE SIDE.
